Exhibit 99.1

                             JOINT FILING AGREEMENT
                          PURSUANT TO RULE 13d-1(k)(1)

     The  undersigned  acknowledge  and agree that the  foregoing  Statement  on
Schedule 13D is filed on behalf of each of the undersigned and that all subsequent amendments to this Statement on Schedule 13D shall be filed on behalf of each of the undersigned without the necessity of filing additional joint filing statements. The undersigned acknowledge that each shall be responsible for the timely filing of this Statement and such amendments, and for the completeness and accuracy of the information concerning him or it contained therein, but shall not be responsible for the completeness and accuracy of the information concerning the other, except to the extent that he or it knows or has reason to believe that such information is inaccurate.

Dated: September 27,

                                        2002 WASANDA ENTERPRISES INC.


                                        By: /s/ Arnold Somers
                                            ------------------------------------
                                            Arnold Somers, Authorized Officer


                                        SHERFAM INC.


                                        By: /s/ Bernard C. Sherman
                                            ------------------------------------
                                            Bernard C. Sherman, Chairman


                                        SHERMCO INC.


                                        By: /s/ Bernard C. Sherman
                                            ------------------------------------
                                            Bernard C. Sherman, Chairman

                                        THE BERNARD SHERMAN 2000 TRUST


                                        By: /s/ Bernard C. Sherman
                                            ------------------------------------
                                            Bernard C. Sherman, Trustee


                                            /s/ Bernard C. Sherman
                                            ------------------------------------
                                            Bernard C. Sherman